Exhibit 99.1

  UnionBanCal Reports 11.8% Increase in Third Quarter Operating EPS

    SAN FRANCISCO--(BUSINESS WIRE)--Oct. 19, 2004--UnionBanCal Corporation (NYSE:UB) today reported third quarter 2004 net income of $163.4 million, or $1.09 per diluted common share. The Company earned $155.0 million, or $1.02 per diluted common share, in the third quarter of 2003.
    Third quarter 2004 operating earnings were $171.3 million, or $1.14 per diluted common share, compared with $155.0 million, or $1.02 per diluted common share, for third quarter 2003. Operating earnings increased 10.5 percent, while operating earnings per diluted common share increased 11.8 percent. Operating earnings for third quarter 2004 exclude a $7.8 million adjustment to state income tax for 2003. There were no operating earnings adjustments in third quarter 2003.
    Compared with second quarter 2004, operating earnings increased $2.7 million, or 1.6 percent, and operating earnings per diluted common share increased 1.8 percent. Operating earnings for second quarter 2004 exclude an after-tax gain of $57.3 million on the sale of the Company's merchant card portfolio, and an after-tax gain of $5.3 million on the sale of real property.
    "Our third quarter financial results were solid," stated Norimichi Kanari, President and Chief Executive Officer. "Operating earnings per share increased 12 percent over last year, reflecting continued improvement in credit quality and solid growth in loans, deposits and noninterest income. Compared to second quarter, commercial loans grew a healthy $301 million, or 3.3 percent, across a variety of industries and throughout our geographic footprint. Our strong fundamentals and efficient capital management contributed to a return on average stockholders' equity on an operating earnings basis of 16.75 percent, an improvement of 71 basis points over last year."

    Third Quarter Total Revenue

    For third quarter 2004, total revenue (taxable-equivalent net interest income plus noninterest income) was $629.1 million, an increase of $25.9 million, or 4.3 percent, compared with third quarter 2003. Net interest income increased 2.8 percent, and noninterest income increased 7.2 percent. Compared with second quarter 2004, total revenue on an operating basis was flat, with net interest income increasing 3.1 percent, and noninterest income decreasing 5.9 percent.

    Third Quarter Net Interest Income (Taxable-equivalent)

    Net interest income was $413.1 million in third quarter 2004, up $11.4 million, or 2.8 percent, from the same quarter a year ago. Volume gains in earning assets and deposits and a shift in the mix of earning assets were partially offset by the adverse effect of the lower interest rate environment in 2004. Average earning assets grew $3.6 billion, or 9.4 percent, primarily due to a $2.0 billion, or 20.2 percent, increase in average securities and a $1.8 billion, or 6.9 percent, increase in average loans. Average residential mortgages increased $1.4 billion, or 20.0 percent, while average commercial loans decreased $192 million, or 2.0 percent. Average noninterest bearing deposits increased $1.9 billion, or 11.5 percent, despite a $425 million decrease in title and escrow deposits. Average noninterest bearing deposits represented 47.8 percent of total deposits, up from 46.8 percent in the same quarter a year ago. The annualized average all-in cost of funds was 0.49 percent, reflecting the Company's high deposit to loan ratio of 135.4 percent and the high proportion of noninterest bearing deposits to total deposits.
    Due to the lower interest rate environment compared with third quarter 2003, the average yield on earning assets of $41.4 billion declined 25 basis points year-over-year, while the average rate on interest bearing liabilities of $22.4 billion was flat. The net interest margin in third quarter 2004 was 3.98 percent, compared with
4.22 percent in third quarter 2003.
    On a sequential quarter basis, net interest income increased $12.4 million, or 3.1 percent. Volume gains in earning assets and a shift in the mix of earning assets were partially offset by lower hedge income. Average earning assets increased $1.1 billion, or 2.7 percent, primarily due to an increase in average loans of $1.3 billion, or 4.9 percent, and an increase in average securities of $216 million, or 1.8 percent, partially offset by a decrease in average money market assets of $426 million, or 29.9 percent. Average residential mortgages increased $820 million, or 10.6 percent. Average commercial loans increased $301 million, or 3.3 percent, primarily due to improving loan demand. Average noninterest bearing deposits decreased $104 million, or 0.6 percent, due to a $427 million, or 12.4 percent, decrease in title and escrow deposits. The net interest margin was unchanged at 3.98 percent.

    Third Quarter Noninterest Income

    In third quarter 2004, noninterest income was $216.0 million, up $14.5 million, or 7.2 percent, from the same quarter a year ago. Noninterest income represented 34.3 percent of total revenue in the quarter, up from 33.4 percent during the same period last year. Service charges on deposit accounts increased $5.7 million, or 7.0 percent, primarily due to higher overdraft and ATM transaction fees, and higher deposit volumes. Trust and investment management fees increased $3.7 million, or 10.3 percent, primarily due to two months of fee income from the acquisition of TruSource, formerly CNA Trust, and an increase in trust assets. Insurance commissions increased $1.6 million, or 10.4 percent, primarily due to the December 2003 acquisition of Knight Insurance Agency. Merchant banking fees increased $2.4 million, or 25.5 percent, primarily due to a higher number of syndications completed. Card processing fees, net, decreased $5.7 million, primarily due to the second quarter 2004 sale of the Company's merchant card portfolio.
    Compared with the prior quarter, noninterest income on an operating earnings basis decreased $13.5 million, or 5.9 percent. The decrease was primarily due to a $10.8 million decrease in net card processing fees, stemming from the second quarter sale of the Company's merchant card portfolio, and a non-recurring $3.7 million insurance recovery recorded in the second quarter. Second quarter 2004 noninterest income on an operating basis excludes a $93.0 million gain on the sale of the Company's merchant card portfolio, and an $8.5 million gain on the sale of real property. There were no operating earnings adjustments to noninterest income for third quarter 2004. Service charges on deposit accounts decreased $2.5 million, or 2.8 percent, primarily due to lower account analysis fees. Trust and investment management fees increased $2.3 million, or 6.3 percent, primarily due to two months of fee income from the acquisition of TruSource, formerly CNA Trust. Merchant banking fees increased $4.0 million, or 51.4 percent, primarily due to a higher number of syndications completed.

    Third Quarter Noninterest Expense

    Noninterest expense for third quarter 2004 was $372.4 million, an increase of $23.5 million, or 6.7 percent, over third quarter 2003. Salaries and employee benefits expense increased $11.5 million, or 5.6 percent, primarily due to higher employee count associated with acquisitions and de novo branch openings, annual merit increases, and higher pension expense. Intangible asset amortization expense was $5.1 million, an increase of $2.5 million compared with prior year, due to recent acquisitions. Compared with second quarter 2004, noninterest expense decreased $4.0 million, or 1.1 percent.

    Income Tax Expense

    Income tax expense on an operating basis for the third quarter 2004 was $94.4 million. The effective tax rate for third quarter 2004 on an operating basis was 35.5 percent, compared with an effective tax rate of 33.7 percent for the third quarter 2003. Third quarter 2004 operating income tax expense excluded a $7.8 million adjustment to state taxes for 2003. The adjustment was due primarily to the difference between our estimate of California state tax expense for last year and the taxes reported in our 2003 tax return, which was filed on the worldwide unitary basis. The state of California requires the Company to file franchise tax returns as a member of either a worldwide or a water's edge unitary group that includes the majority stockholder, The Bank of Tokyo-Mitsubishi, Ltd. (BTM) and other affiliates of the Mitsubishi Tokyo Financial Group (MTFG). Changes between MTFG's estimated and actual income for the fiscal year ended March 31, 2004, as reported in Form 20-F, filed with the SEC on September 28, 2004, affected the Company's California taxes for the 2003 tax year.
    The increase in the effective tax rate on an operating basis for 2004 is due primarily to higher California state taxes in 2004 as compared to 2003, primarily as a result of increased income reported by MTFG for its most recent reporting period, as well as estimates of MTFG's 2005 income based on consideration of improving economic conditions in Japan.

    Year-To-Date Results

    Total revenue on an operating basis was $1.9 billion in the first nine months of 2004, an increase of $110.7 million, or 6.3 percent, compared with 2003. Net interest income increased 3.0 percent, and noninterest income on an operating basis increased 12.9 percent.
    Net interest income was $1.2 billion in the first nine months of 2004, a $35.4 million, or 3.0 percent, increase from prior year. The positive effect of higher volumes of earning assets and noninterest bearing demand deposits was partially offset by the adverse effect of the lower interest rate environment in 2004, and a shift in the mix of earning assets. Compared with prior year, net interest margin declined 32 basis points, to 4.03 percent.
    Noninterest income on an operating basis in the first nine months of 2004 was $657 million, an increase of $75.2 million, or 12.9 percent, over the same period in 2003. Service charges on deposits increased $26.6 million, or 11.5 percent, primarily due to higher overdraft and account analysis fees, and higher deposit volumes. Trust and investment management fees increased $10.5 million, or 10.3 percent, primarily due to increased trust assets. Insurance commissions increased $12.8 million, or 28.4 percent, primarily due to the impact of recent acquisitions. International commissions and fees increased $5.0 million, or 10.0 percent, primarily due to higher business volumes in the Company's Pacific Rim markets.
    For the first nine months of 2004, noninterest expense on an operating basis increased $83.6 million, or 8.1 percent, over the first nine months of 2003. Salaries and employee benefits expense increased $51.4 million, or 8.5 percent, primarily due to higher employee count associated with recent acquisitions and de novo branch openings, merit increases, higher performance-related incentive expense and higher pension expense. Intangible asset amortization expense was $13.8 million, an increase of $5.5 million compared with prior year, due to recent acquisitions.

    Credit Quality

    Nonperforming assets at September 30, 2004, were $191 million, or
0.41 percent of total assets. This compares with $184 million, or 0.40 percent of total assets at June 30, 2004, and $344 million, or 0.81 percent of total assets, at September 30, 2003. Nonperforming assets declined 44.6 percent during the past year.
    In third quarter 2004, the provision for credit losses was negative $10 million, reflecting continued improvement in the quality of the loan portfolio. In second quarter 2004, the provision for credit losses was negative $10 million, and in third quarter 2003, the provision was $20 million. Net loans charged off in third quarter 2004 were $8 million, compared with $10 million in second quarter 2004, and $38 million in third quarter 2003. For the first nine months of 2004, net charge-offs were $31 million, compared with $144 million in 2003.
    At September 30, 2004, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 1.69 percent and 268.0 percent, respectively. These ratios were 1.82 percent and 281.6 percent, respectively, at June 30, 2004, and 2.11 percent and 161.4 percent, respectively, at September 30, 2003.

    Balance Sheet and Capital Ratios

    At September 30, 2004, the Company had total assets of $47.0 billion and total deposits of $39.3 billion. Total stockholders' equity was $4.1 billion and the tangible equity ratio was 8.03 percent. Book value per share was $28.04, up 10.7 percent from a year earlier. The Company's Tier I and total risk based capital ratios at September 30, 2004, were 10.04 percent and 12.57 percent, respectively.

    Stock Repurchases

    During third quarter 2004, the Company repurchased 1,084,200 shares of common stock at an average price of $57.97 per share. At September 30, 2004, the Company had authority from its Board of Directors to repurchase an additional $183 million of common stock.
    Common shares outstanding at September 30, 2004, were 147.2 million, an increase of 2.1 million shares, or 1.4 percent, from one year earlier.

    Fourth Quarter 2004 Earnings Per Share Guidance

    The Company currently estimates that fourth quarter 2004 fully diluted earnings per share will be in the range of $1.11 to $1.15.

    Regulatory Matters

    Union Bank of California International (UBOCI) has entered into a written agreement with the Federal Reserve Bank of New York (the New York Reserve Bank) relating to UBOCI's Bank Secrecy Act (BSA) controls and processes. UBOCI is wholly owned by Union Bank of California, N.A. (the Bank), which is wholly owned by UnionBanCal Corporation (the Company). UBOCI is headquartered in New York City and, as an Edge Act subsidiary, is limited to engaging in international banking activities. UBOCI is implementing a plan to strengthen its BSA controls and processes. The Company will file a Form 8-K containing UBOCI's agreement with the New York Reserve Bank.
    The banking industry, including the Bank, is subject to significantly increased regulatory scrutiny and enforcement regarding BSA matters. UBOCI's agreement with the New York Reserve Bank and this general increase in regulatory scrutiny and enforcement of BSA matters have resulted in the Bank initiating enhanced efforts to strengthen its BSA controls and processes.
    The increased regulatory scrutiny and enforcement of BSA matters and UBOCI's agreement with the New York Reserve Bank will adversely affect UBOCI's, and may adversely affect the Company's and the Bank's, ability to obtain regulatory approvals for future initiatives requiring regulatory approval, including acquisitions. However, neither this effect, nor the terms of UBOCI's agreement with the New York Reserve Bank, nor the financial impact of enhanced BSA controls and processes are expected to have a material adverse impact on the financial condition or results of operations of the Bank or the Company.

    Acquisition of Jackson Federal Bank to Close on October 28

    The Bank has obtained all required regulatory approvals for its previously announced acquisition of Jackson Federal Bank, and expects to complete that acquisition on October 28, 2004.

    Use of Non-GAAP Financial Measures

    This press release contains certain references to operating earnings, and other financial measures identified as being stated on "an operating basis" or qualified by the word "operating", that include adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Operating earnings, as used herein, differs from net income reported under GAAP in that operating earnings excludes unusual or non-recurring charges, losses, credits or gains. Similarly, other financial measures that are identified herein as being stated on "an operating basis" or qualified by the word "operating" exclude these unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Because these items and their impact on the Company's performance are difficult to predict, management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company's core business results by investors. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. For a detailed reconciliation of data presented on an operating basis to GAAP financial measures, please refer to Exhibits 5 and 6 accompanying this press release.

    Forward-Looking Statements

    The following appears in accordance with the Private Securities Litigation Reform Act: This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by looking at the fact that they do not relate strictly to historical or current facts. Often, they include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." They may also consist of annualized amounts based on historical interim period results. Forward-looking statements in this press release include those related to possible regulatory actions by the Federal Reserve Board; the Bank's and UBOCI's BSA controls and processes; the financial impact on the Company and the Bank of possible regulatory actions, increased BSA regulatory scrutiny and enhanced BSA controls and processes; the completion of the Jackson Federal Bank acquisition; and earnings guidance. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government policies, regulations, and their enforcement (including monetary and fiscal policies and BSA-related matters), legislation, economic conditions, credit quality of borrowers, operational factors, competition in the geographic and business areas in which the Company conducts its operations and global political conditions. A complete description of the Company, including related risk factors, is discussed in the Company's public filings with the Securities and Exchange Commission, which are available by calling 415-765-2969 or online at http://www.sec.gov. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

    Conference Call and Webcast

    The Company will conduct a conference call to review third quarter results at 8:30 AM PDT (11:30 AM EDT) on October 20, 2004. Interested parties calling from locations within the United States should call 800-762-4885 (480-629-9034 from outside the United States) 10 minutes prior to the beginning of the conference.
    A live webcast of the call will be available at http://www.uboc.com. Simply follow the links to the Investor Relations section of the website. The webcast replay will be available on the website within 24 hours after the conclusion of the call, and will remain on the website for a period of one year.
    A recorded playback of the conference call will be available by calling 800-475-6701, (320-365-3844 from outside the United States) from approximately 12:00 PM PDT (3:00 PM EDT), October 20, through 11:59 PM PDT, October 27 (2:59 AM EDT, October 28). The reservation number for this playback is 747594.
    Based in San Francisco, UnionBanCal Corporation is a bank holding company with assets of $47.0 billion at September 30, 2004. Its primary subsidiary, Union Bank of California, N.A., had 301 banking offices in California, Oregon and Washington, and 21 international facilities, at September 30, 2004.


                               Exhibit 1

               UnionBanCal Corporation and Subsidiaries
                   Financial Highlights (Unaudited)

On a Reported Earnings Basis:   As of and for the Three Months Ended
---------------------------- -----------------------------------------
(Dollars in thousands,        September 30,   June 30,   September 30,
 except per share data)           2003         2004          2004
----------------------------  ------------  ------------  ------------
Results of operations:

Net interest income (1)      $    401,736  $    400,661  $    413,102
Noninterest income                201,470       331,010       215,954
                              ------------  ------------  ------------
Total revenue                     603,206       731,671       629,056
Noninterest expense               348,861       376,402       372,391
(Reversal of) provision for
 credit losses                     20,000       (10,000)      (10,000)
                              ------------  ------------  ------------
Income before income taxes(1)     234,345       365,269       266,665
Taxable-equivalent adjustment         647           803         1,012
Income tax expense                 78,653       133,369       102,215
                              ------------  ------------  ------------
Net income                   $    155,045  $    231,097  $    163,438
                              ============  ============  ============

Per common share:
Net income-basic             $       1.04  $       1.56  $       1.11
Net income-diluted                   1.02          1.54          1.09
Dividends (2)                        0.31          0.36          0.36
Book value (end of period)          25.32         26.98         28.04
Common shares outstanding
 (end of period)              145,105,566   147,845,160   147,163,392
Weighted average common
 shares outstanding - basic   149,528,298   147,687,350   147,554,853
Weighted average common
 shares outstanding - diluted 151,561,790   150,183,938   150,379,127

Balance sheet
 (end of period):

Total assets                 $ 42,602,745  $ 46,295,831  $ 46,990,605
Total loans                    26,047,376    27,594,271    28,625,086
Nonaccrual loans                  341,039       178,062       180,156
Nonperforming assets              344,347       183,913       190,763
Total deposits                 35,957,805    39,367,911    39,342,229
Junior subordinated debt                -        16,017        15,904
Trust preferred securities        356,629             -             -
Stockholders' equity            3,674,107     3,988,676     4,126,159

Balance sheet
 (period average):

Total assets                 $ 41,913,515  $ 44,611,351  $ 45,713,280
Total loans                    26,331,986    26,838,622    28,147,293
Earning assets                 37,855,869    40,351,016    41,427,609
Total deposits                 34,902,964    37,810,048    38,114,310
Stockholders' equity            3,834,834     3,933,788     4,067,953

Financial ratios:

Return on average assets (3)         1.47%         2.08%         1.42%
Return on average
 stockholders' equity (3)           16.04%        23.63%        15.98%
Efficiency ratio (4)                57.85%        51.44%        59.20%
Net interest margin (1)              4.22%         3.98%         3.98%
Dividend payout ratio               29.81%        23.08%        32.43%
Tangible equity ratio                8.05%         7.88%         8.03%
Tier 1 risk-based capital
 ratio (5)                          10.96%        10.46%        10.04%
Total risk-based capital
 ratio (5)                          12.58%        13.07%        12.57%
Leverage ratio (5)                   8.73%         8.36%         8.28%
Allowance for credit losses
 to total loans                      2.11%         1.82%         1.69%
Allowance for credit losses
 to nonaccrual loans               161.43%       281.60%       267.97%
Net loans charged off to
 average total loans (3)             0.58%         0.15%         0.12%
Nonperforming assets to total
 loans, foreclosed assets, and
 distressed loans held for sale      1.32%         0.67%         0.67%
Nonperforming assets to
 total assets                        0.81%         0.40%         0.41%

On an Operating Earnings Basis:
-------------------------------

Selected financial data on an operating earnings basis
(see bottom of exhibit 5 for non-recurring items):

Operating earnings per
 common share - basic        $       1.04  $       1.14  $       1.16
Operating earnings per
 common share - diluted      $       1.02  $       1.12  $       1.14
Operating return on average
 assets (3)                          1.47%         1.52%         1.49%
Operating return on average
 stockholders' equity (3)           16.04%        17.24%        16.75%
Operating efficiency
 ratio (4)                          57.85%        59.73%        59.20%
Operating dividend payout
 ratio                              29.81%        31.58%        31.03%
----------------------------------------------------------------------

                                             Percent Change to
On a Reported Earnings Basis:            September 30,  2004 from
----------------------------        ---------------------------------
(Dollars in thousands,                   September 30,   June 30,
 except per share data)                     2003         2004
----------------------------             ------------  ------------
Results of operations:

Net interest income (1)                     2.83%        3.11%
Noninterest income                          7.19%     (34.76%)
Total revenue                               4.29%     (14.02%)
Noninterest expense                         6.74%      (1.07%)
(Reversal of) provision for
 credit losses                                nm         0.00%
Income before income taxes (1)             13.79%     (26.99%)
Taxable-equivalent adjustment              56.41%       26.03%
Income tax expense                         29.96%     (23.36%)
Net income                                  5.41%     (29.28%)

Per common share:

Net income-basic                            6.73%     (28.85%)
Net income-diluted                          6.86%     (29.22%)
Dividends (2)                              16.13%        0.00%
Book value (end of period)                 10.74%        3.93%
Common shares outstanding
 (end of period)                            1.42%      (0.46%)
Weighted average common shares
 outstanding - basic                      (1.32%)      (0.09%)
Weighted average common shares
 outstanding - diluted                    (0.78%)        0.13%

Balance sheet (end of period):

Total assets                               10.30%        1.50%
Total loans                                 9.90%        3.74%
Nonaccrual loans                         (47.17%)        1.18%
Nonperforming assets                     (44.60%)        3.72%
Total deposits                              9.41%      (0.07%)
Junior subordinated debt                      nm       (0.71%)
Trust preferred securities              (100.00%)        0.00%
Stockholders' equity                       12.30%        3.45%

Balance sheet (period average):

Total assets                                9.07%        2.47%
Total loans                                 6.89%        4.88%
Earning assets                              9.44%        2.67%
Total deposits                              9.20%        0.80%
Stockholders' equity                        6.08%        3.41%

-----------------------------
(1) Taxable-equivalent basis.

(2) Dividends per share reflect dividends declared on UnionBanCal
    Corporation's common stock outstanding as of the declaration date.

(3) Annualized.

(4) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), as a percentage of net interest income (taxable-equivalent basis) and noninterest income.

(5) Estimated as of September 30, 2004.

 nm = not meaningful


                               Exhibit 2

               UnionBanCal Corporation and Subsidiaries
                   Financial Highlights (Unaudited)

                                                        Percent Change
                                                             to
                                                         September 30,
                                  As of and for the          2004
On a Reported Earnings Basis:     Nine Months Ended          from
------------------------------ --------------------------- ----------
                                 September    September    September
(Dollars in thousands, except       30,           30,          30,
 per share data)                   2003          2004         2003
------------------------------  ------------  ------------ ---------
Results of operations:

Net interest income (1)        $  1,179,562  $  1,214,986      3.00%
Noninterest income                  590,412       758,169     28.41%
                                ------------  ------------
Total revenue                     1,769,974     1,973,155     11.48%
Noninterest expense               1,042,465     1,121,899      7.62%
(Reversal of) provision for
 credit losses                       75,000       (25,000)       nm
                                ------------  ------------
Income before income taxes (1)      652,509       876,256     34.29%
Taxable-equivalent adjustment         1,916         2,617     36.59%
Income tax expense                  215,273       321,617     49.40%
                                ------------  ------------
Net income                     $    435,320  $    552,022     26.81%
                                ============  ============

Per common share:

Net income-basic               $       2.90  $       3.74     28.97%
Net income-diluted                     2.87          3.68     28.22%
Dividends (2)                          0.90          1.03     14.44%
Book value (end of period)            25.32         28.04     10.74%
Common shares outstanding
 (end of period)                145,105,566   147,163,392      1.42%
Weighted average common shares
 outstanding - basic            150,059,789   147,547,527    (1.67%)
Weighted average common shares
 outstanding - diluted          151,544,757   150,026,647    (1.00%)

Balance sheet (end of period):

Total assets                   $ 42,602,745  $ 46,990,605     10.30%
Total loans                      26,047,376    28,625,086      9.90%
Nonaccrual loans                    341,039       180,156   (47.17%)
Nonperforming assets                344,347       190,763   (44.60%)
Total deposits                   35,957,805    39,342,229      9.41%
Junior subordinated debt                  -        15,904        nm
Trust preferred securities          356,629             -  (100.00%)
Stockholders' equity              3,674,107     4,126,159     12.30%

Balance sheet
 (period average):

Total assets                   $ 40,025,749  $ 44,463,183     11.09%
Total loans                      26,522,687    27,046,262      1.97%
Earning assets                   36,263,471    40,222,338     10.92%
Total deposits                   32,870,184    37,290,976     13.45%
Stockholders' equity              3,875,990     3,984,194      2.79%

Financial ratios:

Return on average assets (3)           1.45%         1.66%
Return on average
 stockholders' equity (3)             15.02%        18.51%
Efficiency ratio (4)                  58.90%        56.83%
Net interest margin (1)                4.35%         4.03%
Dividend payout ratio                 31.03%        27.54%
Tangible equity ratio                  8.05%         8.03%
Tier 1 risk-based capital
 ratio (5)                            10.96%        10.04%
Total risk-based capital ratio (5)    12.58%        12.57%
Leverage ratio (5)                     8.73%         8.28%
Allowance for credit losses to
 total loans                           2.11%         1.69%
Allowance for credit losses to
 nonaccrual loans                    161.43%       267.97%
Net loans charged off to
 average total loans (3)               0.73%         0.15%
Nonperforming assets to total loans,
 foreclosed assets, and distressed
 loans held for sale                   1.32%         0.67%
Nonperforming assets to
 total assets                          0.81%         0.41%

On an Operating Earnings Basis:
------------------------------
Selected financial data on an operating earnings basis
(see bottom of  exhibit 6 for non-recurring items):

Operating earnings per common
 share (basic)                 $       2.86  $       3.37
Operating earnings per common
 share (diluted)               $       2.83  $       3.32
Operating return on average
 assets (3)                            1.44%         1.49%
Operating return on average
 stockholders' equity (3)             14.82%        16.67%
Operating efficiency ratio (4)        58.96%        59.91%
Operating dividend payout ratio       31.47%        30.56%
------------------------------- ------------- -------------
(1) Taxable-equivalent basis.

(2) Dividends per share reflect dividends declared on UnionBanCal
    Corporation's common stock outstanding as of the declaration date.

(3) Annualized.

(4) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), as a percentage of net interest income (taxable-equivalent basis) and noninterest income.

(5) Estimated as of September 30, 2004.

nm = not meaningful


                               Exhibit 3

               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)

                     On a Reported Earnings Basis
                     ----------------------------

                                         For the Three Months Ended
                                        -----------------------------

                                         September    June  September
(Amounts in thousands, except per            30,       30,      30,
 share data)                                2003      2004     2004
--------------------------------------   --------  --------  --------
Interest Income
 Loans                                  $350,210  $328,647  $350,989
 Securities                               93,568   108,570   106,672
 Interest bearing deposits in banks          922     1,121     2,744
 Federal funds sold and securities
  purchased under resale agreements        2,532     2,928     1,616
 Trading account assets                      909       883     1,250
                                         --------  --------  --------
   Total interest income                 448,141   442,149   463,271
                                         --------  --------  --------

Interest Expense
 Domestic deposits                        34,984    32,123    34,876
 Foreign deposits                          1,991     2,761     5,007
 Federal funds purchased and securities
  sold under repurchase agreements           689       552     2,861
 Commercial paper                          1,723     1,051     1,697
 Medium and long-term debt                 1,738     3,693     4,369
 Preferred securities and trust notes      3,607       130       242
 Other borrowed funds                      1,673     1,178     1,117
                                         --------  --------  --------
   Total interest expense                 46,405    41,488    50,169
                                         --------  --------  --------

Net Interest Income                      401,736   400,661   413,102
 (Reversal of) provision for
  credit losses                           20,000   (10,000)  (10,000)
                                         --------  --------  --------
   Net interest income after (reversal
    of) provision for credit losses      381,736   410,661   423,102
                                         --------  --------  --------

Noninterest Income
 Service charges on deposit accounts      81,832    90,031    87,555
 Trust and investment management fees     35,429    36,788    39,089
 Insurance commissions                    15,814    18,652    17,463
 International commissions and fees       17,380    18,102    18,906
 Card processing fees, net                10,335    15,456     4,653
 Merchant banking fees                     9,312     7,714    11,682
 Foreign exchange gains, net               7,574     8,294     8,548
 Brokerage commissions and fees            7,549     8,023     8,527
 Securities gains (losses), net           (2,618)       (4)       (6)
 Other                                    18,863   127,954    19,537
                                         --------  --------  --------
   Total noninterest income              201,470   331,010   215,954
                                         --------  --------  --------

Noninterest Expense
 Salaries and employee benefits          205,302   217,597   216,767
 Net occupancy                            31,342    32,173    33,206
 Equipment                                15,680    16,883    16,289
 Software                                 11,996    12,908    13,560
 Communications                           12,661    13,035    12,850
 Professional services                    12,676    10,290    12,375
 Foreclosed asset expense                    (79)       17       (10)
 Other                                    59,283    73,499    67,354
                                         --------  --------  --------
   Total noninterest expense             348,861   376,402   372,391
                                         --------  --------  --------

 Income before income taxes              234,345   365,269   266,665
 Taxable-equivalent adjustment               647       803     1,012
 Income tax expense                       78,653   133,369   102,215

                                        --------- -------- --------
Net Income                              $155,045  $231,097  $163,438
                                         ========  ========  ========

Net income per common share - basic     $   1.04  $   1.56  $   1.11
                                         ========  ========  ========
Net income per common share - diluted   $   1.02  $   1.54  $   1.09
                                         ========  ========  ========
Weighted average common shares
 outstanding - basic                     149,528   147,687   147,555
                                         ========  ========  ========
Weighted average common shares
 outstanding - diluted                   151,562   150,184   150,379
                                         ========  ========  ========


                                            For the Nine Months Ended
                                           ---------------------------
(Amounts in thousands, except per                   September 30,
 share data)                                     2003          2004
----------------------------------            ----------    ----------
Interest Income
 Loans                                       $1,068,648    $1,015,247
 Securities                                     252,118       321,570
 Interest bearing deposits in banks               3,014         4,773
 Federal funds sold and securities purchased
  under resale agreements                         8,210         6,503
 Trading account assets                           2,847         2,728
                                              ----------    ----------
  Total interest income                       1,334,837     1,350,821
                                              ----------    ----------

Interest Expense
 Domestic deposits                              116,772       100,609
 Foreign deposits                                 8,008         9,900
 Federal funds purchased and securities sold
  under repurchase agreements                     2,763         4,094
 Commercial paper                                 7,397         3,883
 Medium and long-term debt                        5,422        11,201
 Preferred securities and trust notes            10,930         2,553
 Other borrowed funds                             3,983         3,595
                                              ----------    ----------
  Total interest expense                        155,275       135,835
                                              ----------    ----------

Net Interest Income                           1,179,562     1,214,986
 (Reversal of) provision for credit losses       75,000       (25,000)
                                              ----------    ----------
  Net interest income after (reversal of)
   provision for credit losses                1,104,562     1,239,986
                                              ----------    ----------

Noninterest Income
 Service charges on deposit accounts            232,061       258,682
 Trust and investment management fees           101,245       111,699
 Insurance commissions                           45,056        57,850
 International commissions and fees              49,581        54,553
 Card processing fees, net                       29,357        28,901
 Merchant banking fees                           21,521        26,863
 Foreign exchange gains, net                     21,466        25,186
 Brokerage commissions and fees                  24,614        24,847
 Securities gains (losses), net                   7,042         1,612
 Other                                           58,469       167,976
                                              ----------    ----------
  Total noninterest income                      590,412       758,169
                                              ----------    ----------

Noninterest Expense
 Salaries and employee benefits                 602,338       653,787
 Net occupancy                                   91,844        96,961
 Equipment                                       48,705        50,443
 Software                                        34,921        39,463
 Communications                                  39,859        39,295
 Professional services                           38,256        33,968
 Foreclosed asset expense                           (28)          526
 Other                                          186,570       207,456
                                              ----------    ----------
  Total noninterest expense                   1,042,465     1,121,899
                                              ----------    ----------

 Income before income taxes                     652,509       876,256
 Taxable-equivalent adjustment                    1,916         2,617
 Income tax expense                             215,273       321,617

                                  ----------------------   -----------
Net Income                                   $  435,320    $  552,022
                                              ==========    ==========

Net income per common share - basic          $     2.90    $     3.74
                                              ==========    ==========
Net income per common share - diluted        $     2.87    $     3.68
                                              ==========    ==========
Weighted average common shares
 outstanding - basic                            150,060       147,548
                                              ==========    ==========
Weighted average common shares
 outstanding - diluted                          151,545       150,027
                                              ==========    ==========


                               Exhibit 4


               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)

                  On an Operating Earnings Basis (1)
                  ----------------------------------

                                         For the Three Months Ended
                                      --------------------------------
                                         September    June   September
(Amounts in thousands, except per            30,       30,      30,
 share data)                                2003      2004     2004
---------------------------------         --------  --------  --------
Interest Income
   Loans                                 $350,210  $328,647  $350,989
   Securities                              93,568   108,570   106,672
   Interest bearing deposits in banks         922     1,121     2,744
   Federal funds sold and securities
    purchased under resale agreements       2,532     2,928     1,616
   Trading account assets                     909       883     1,250
                                          --------  --------  --------
    Total interest income                 448,141   442,149   463,271
                                          --------  --------  --------

Interest Expense
   Domestic deposits                       34,984    32,123    34,876
   Foreign deposits                         1,991     2,761     5,007
   Federal funds purchased and
    securities sold under repurchase
    agreements                                689       552     2,861
   Commercial paper                         1,723     1,051     1,697
   Medium and long-term debt                1,738     3,693     4,369
   Preferred securities and trust notes     3,607       130       242
   Other borrowed funds                     1,673     1,178     1,117
                                          --------  --------  --------
    Total interest expense                 46,405    41,488    50,169
                                          --------  --------  --------

Net Interest Income                       401,736   400,661   413,102
   (Reversal of) provision for
    credit losses                          20,000   (10,000)  (10,000)
                                          --------  --------  --------
    Net interest income after
     (reversal of) provision for
     credit losses                        381,736   410,661   423,102
                                          --------  --------  --------

Noninterest Income
   Service charges on deposit accounts     81,832    90,031    87,555
   Trust and investment management fees    35,429    36,788    39,089
   Insurance commissions                   15,814    18,652    17,463
   International commissions and fees      17,380    18,102    18,906
   Card processing fees, net               10,335    15,456     4,653
   Merchant banking fees                    9,312     7,714    11,682
   Foreign exchange gains, net              7,574     8,294     8,548
   Brokerage commissions and fees           7,549     8,023     8,527
   Securities gains (losses), net          (2,618)       (4)       (6)
   Other                                   18,863    26,419    19,537
                                          --------  --------  --------
    Total noninterest income              201,470   229,475   215,954
                                          --------  --------  --------

Noninterest Expense
   Salaries and employee benefits         205,302   217,597   216,767
   Net occupancy                           31,342    32,173    33,206
   Equipment                               15,680    16,883    16,289
   Software                                11,996    12,908    13,560
   Communications                          12,661    13,035    12,850
   Professional services                   12,676    10,290    12,375
   Foreclosed asset expense                   (79)       17       (10)
   Other                                   59,283    73,499    67,354
                                          --------  --------  --------
    Total noninterest expense             348,861   376,402   372,391
                                          --------  --------  --------

   Income before income taxes             234,345   263,734   266,665
   Taxable-equivalent adjustment              647       803     1,012
   Income tax expense                      78,653    94,345    94,372
                                          --------  --------  --------
Net operating earnings                   $155,045  $168,586  $171,281
                                          ========  ========  ========

Net operating earnings per common
 share - basic                           $   1.04  $   1.14  $   1.16
                                          ========  ========  ========
Net operating earnings per common
 share - diluted                         $   1.02  $   1.12  $   1.14
                                          ========  ========  ========
Weighted average common shares
 outstanding - basic                      149,528   147,687   147,555
                                          ========  ========  ========
Weighted average common shares
 outstanding - diluted                    151,562   150,184   150,379
                                          ========  ========  ========


                                            For the Nine Months Ended
                                            --------------------------
(Amounts in thousands, except per                   September 30,
 share data)                                    2003           2004
                                             ----------     ----------
Interest Income
   Loans                                    $1,068,648     $1,015,247
   Securities                                  252,118        321,570
   Interest bearing deposits in banks            3,014          4,773
   Federal funds sold and securities
    purchased under resale agreements            8,210          6,503
   Trading account assets                        2,847          2,728
                                             ----------     ----------
    Total interest income                    1,334,837      1,350,821
                                             ----------     ----------

Interest Expense
   Domestic deposits                           116,772        100,609
   Foreign deposits                              8,008          9,900
   Federal funds purchased and securities
    sold under repurchase agreements             2,763          4,094
   Commercial paper                              7,397          3,883
   Medium and long-term debt                     5,422         11,201
   Preferred securities and trust notes         10,930          2,553
   Other borrowed funds                          3,983          3,595
                                             ----------     ----------
    Total interest expense                     155,275        135,835
                                             ----------     ----------

Net Interest Income                          1,179,562      1,214,986
   (Reversal of) provision for
    credit losses                               75,000        (25,000)
                                             ----------     ----------
    Net interest income after
     (reversal of) provision for
     credit losses                           1,104,562      1,239,986
                                             ----------     ----------

Noninterest Income
   Service charges on deposit accounts         232,061        258,682
   Trust and investment management fees        101,245        111,699
   Insurance commissions                        45,056         57,850
   International commissions and fees           49,581         54,553
   Card processing fees, net                    29,357         28,901
   Merchant banking fees                        21,521         26,863
   Foreign exchange gains, net                  21,466         25,186
   Brokerage commissions and fees               24,614         24,847
   Securities gains (losses), net               (1,971)         1,612
   Other                                        58,469         66,441
                                             ----------     ----------
    Total noninterest income                   581,399        656,634
                                             ----------     ----------

Noninterest Expense
   Salaries and employee benefits              602,338        653,787
   Net occupancy                                87,644         96,961
   Equipment                                    48,705         50,443
   Software                                     34,921         39,463
   Communications                               39,859         39,295
   Professional services                        38,256         33,968
   Foreclosed asset expense                        (28)           526
   Other                                       186,570        207,456
                                             ----------     ----------
    Total noninterest expense                1,038,265      1,121,899
                                             ----------     ----------

   Income before income taxes                  647,696        774,721
   Taxable-equivalent adjustment                 1,916          2,617
   Income tax expense                          216,159        274,750
                                             ----------     ----------
Net operating earnings                      $  429,621     $  497,354
                                             ==========     ==========

Net operating earnings per common
 share - basic                              $     2.86     $     3.37
                                             ==========     ==========
Net operating earnings per common
 share - diluted                            $     2.83     $     3.32
                                             ==========     ==========
Weighted average common shares
 outstanding - basic                           150,060        147,548
                                             ==========     ==========
Weighted average common shares
 outstanding - diluted                         151,545        150,027
                                             ==========     ==========


(1) See exhibits 5 and 6 for reconciliations of 'reported earnings' to 'operating earnings'


                               Exhibit 5


               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                            Reconciliations
                      (Taxable-Equivalent Basis)

        Reported Earnings Reconciliation to Operating Earnings
        ------------------------------------------------------

                                     For the Three Months Ended
                               ---------------------------------------
                                         September 30, 2003
                               ---------------------------------------
(Amounts in thousands, except                Non-recurring
 per share data)                    Reported     Items      Operating
-----------------------------       --------- ---------   -----------

Net Interest Income                  $401,736  $    -      $ 401,736
   (Reversal of) provision for
    credit losses                      20,000       -         20,000
                                    --------- ---------   -----------
    Net interest income after
     (reversal of) provision
     for credit losses                381,736       -        381,736
                                    --------- ---------   -----------

Noninterest Income
   Other (1) (2)                       18,863       -         18,863
   All other (no adjustments)         182,607       -        182,607
                                    --------- ---------   -----------
    Total noninterest income          201,470       -        201,470
                                    --------- ---------   -----------

Noninterest Expense
   All other (no adjustments)         348,861       -        348,861
                                    --------- ---------   -----------
    Total noninterest expense         348,861       -        348,861
                                    --------- ---------   -----------

   Income/Operating earnings
    before income taxes               234,345       -        234,345
   Taxable-equivalent
    adjustment                            647       -            647
   Income tax expense (3) (4)          78,653       -         78,653

                                    --------- ---------   -----------
Net Income/Operating Earnings        $155,045  $    -      $ 155,045
                                    ========= =========   ===========

Net income/Operating earnings
 per common share - basic            $   1.04  $    -      $    1.04
                                    ========= =========   ===========
Net income/Operating earnings
 per common share - diluted          $   1.02  $    -      $    1.02
                                    ========= =========   ===========
Weighted average common shares
 outstanding - basic                  149,528                149,528
                                    =========            ===========
Weighted average common shares
 outstanding - diluted                151,562                151,562
                                    =========            ===========



Reported Net Income                  $155,045
                                    ---------------------------------

Non-recurring Items

(1) Gain on sale of real
    property (2nd quarter 2004)           -

(2) Gain on the sale of Merchant
    Card Portfolio (2nd quarter
    2004)                                 -
(3) Tax impact of items listed
    above (1)(2)                          -

(4) Adjustment to CA state
    income tax (3rd quarter
    2004)                                 -

                                    ---------------------------------
Net Operating Earnings               $155,045
                                    =================================





                                         For the Three Months Ended
                                   -----------------------------------
                                              June 30, 2004
                                   -----------------------------------

(Amounts in thousands, except                   Non-recurring
 per share data)                        Reported    Items    Operating
-----------------------------           --------  ---------  ---------

Net Interest Income                    $400,661  $       -  $ 400,661
   (Reversal of) provision for
    credit losses                       (10,000)         -    (10,000)
                                        --------  ---------  ---------
    Net interest income after
     (reversal of) provision
     for credit losses                  410,661          -    410,661
                                        --------  ---------  ---------

Noninterest Income
   Other (1) (2)                        127,954   (101,535)    26,419
   All other (no adjustments)           203,056          -    203,056
                                        --------  ---------  ---------
    Total noninterest income            331,010   (101,535)   229,475
                                        --------  ---------  ---------

Noninterest Expense
   All other (no adjustments)           376,402          -    376,402
                                        --------  ---------  ---------
    Total noninterest expense           376,402          -    376,402
                                        --------  ---------  ---------

   Income/Operating earnings
    before income taxes                 365,269   (101,535)   263,734
   Taxable-equivalent adjustment            803          -        803
   Income tax expense (3) (4)           133,369    (39,024)    94,345

                                        --------  ---------  ---------
Net Income/Operating Earnings          $231,097  $ (62,511) $ 168,586
                                        ========  =========  =========

Net income/Operating earnings
 per common share - basic              $   1.56  $   (0.42) $    1.14
                                        ========  =========  =========
Net income/Operating earnings
 per common share - diluted            $   1.54  $   (0.42) $    1.12
                                        ========  =========  =========
Weighted average common shares
 outstanding - basic                    147,687               147,687
                                        ========             =========
Weighted average common shares
 outstanding - diluted                  150,184               150,184
                                        ========              ========



Reported Net Income                    $231,097
                                       -------------------------------

Non-recurring Items

(1) Gain on sale of real
    property (2nd quarter 2004)          (8,535)

(2) Gain on the sale of Merchant
    Card Portfolio (2nd quarter
    2004)                               (93,000)

(3) Tax impact of items listed
    above (1)(2)                         39,024

(4) Adjustment to CA state
    income tax (3rd quarter 2004)            -

                                       -------------------------------
Net Operating Earnings                 $168,586
                                       ===============================



                                         For the Three Months Ended
                                   -----------------------------------
                                            September 30, 2004
                                   -----------------------------------
(Amounts in thousands, except                   Non-recurring
 per share data)                        Reported    Items    Operating
-----------------------------           --------  ---------  ---------


Net Interest Income                     $413,102  $     -    $413,102
   (Reversal of) provision for
    credit losses                        (10,000)       -     (10,000)
                                        --------  ---------  ---------
    Net interest income after
     (reversal of) provision
     for credit losses                   423,102        -     423,102
                                        --------  ---------  ---------

Noninterest Income
   Other (1) (2)                          19,537        -      19,537
   All other (no adjustments)            196,417        -     196,417
                                        --------  ---------  ---------
    Total noninterest income             215,954        -     215,954
                                        --------  ---------  ---------

Noninterest Expense
   All other (no adjustments)            372,391        -     372,391
                                        --------  ---------  ---------
    Total noninterest expense            372,391        -     372,391
                                        --------  ---------  ---------

   Income/Operating earnings
    before income taxes                  266,665        -     266,665
   Taxable-equivalent adjustment           1,012        -       1,012
   Income tax expense (3) (4)            102,215   (7,843)     94,372

                                        --------  ---------  ---------
Net Income/Operating Earnings           $163,438  $ 7,843    $171,281
                                        ========  =========  =========

Net income/Operating earnings
 per common share - basic               $   1.11  $  0.05    $   1.16
                                        ========  =========  =========
Net income/Operating earnings
 per common share - diluted             $   1.09  $  0.05    $   1.14
                                        ========  =========  =========
Weighted average common shares
 outstanding - basic                     147,555              147,555
                                        ========             =========
Weighted average common shares
 outstanding - diluted                   150,379              150,379
                                        ========            =========



Reported Net Income                     $163,438
                                       -------------------------------

Non-recurring Items

(1) Gain on sale of real
    property (2nd quarter 2004)              -

(2) Gain on the sale of Merchant
    Card Portfolio (2nd quarter 2004)        -

(3) Tax impact of items listed
    above (1)(2)                             -

(4) Adjustment to CA state
    income tax (3rd quarter 2004)        7,843

                                      --------------------------------
Net Operating Earnings                $171,281
                                      ================================


                               Exhibit 6

               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                            Reconciliations
                      (Taxable-Equivalent Basis)

        Reported Earnings Reconciliation to Operating Earnings
        ------------------------------------------------------

                                      For the Nine Months Ended
                                --------------------------------------
                                          September 30, 2003
                                --------------------------------------
                                              Non-recurring
(Amounts in thousands, except       Reported      Items     Operating
 per share data)
------------------------------- ----------------- -------- -----------

Net Interest Income                   $1,179,562  $     -  $1,179,562

   (Reversal of) provision for
    credit losses                         75,000        -      75,000
                                       ----------  -------  ----------
    Net interest income after
     (reversal of) provision for
     credit losses                     1,104,562        -   1,104,562
                                       ----------  -------  ----------

Noninterest Income

   Securities gains, net (1)               7,042   (9,013)     (1,971)
   Other (3) (4)                          58,469        -      58,469
   All other (no adjustments)            524,901        -     524,901
                                       ----------  -------  ----------
    Total noninterest income             590,412   (9,013)    581,399
                                       ----------  -------  ----------

Noninterest Expense
   Net occupancy (2)                      91,844   (4,200)     87,644
   All other (no adjustments)            950,621        -     950,621
                                       ----------  -------  ----------
    Total noninterest expense          1,042,465   (4,200)  1,038,265
                                       ----------  -------  ----------

   Income/Operating earnings
    before income taxes                  652,509   (4,813)    647,696
   Taxable-equivalent adjustment           1,916        -       1,916
   Income tax expense (5) (6) (7)        215,273      886     216,159

                                       ----------  -------  ----------
Net Income/Operating Earnings         $  435,320  $(5,699) $  429,621
                                       ==========  =======  ==========

Net income/Operating earnings
 per common share - basic             $     2.90  $ (0.04) $     2.86
                                       ==========  =======  ==========
Net income/Operating earnings
 per common share - diluted           $     2.87  $ (0.04) $     2.83
                                       ==========  =======  ==========
Weighted average common shares
 outstanding - basic                     150,060              150,060
                                       ==========           ==========
Weighted average common shares
 outstanding - diluted                   151,545              151,545
                                       ==========           ==========




Reported Net Income                   $  435,320
                                       -------------------------------

Non-recurring Items

(1) Gain on the early call of a
    Mexican Brady bond (2nd quarter
    2003)                                 (9,013)

(2) Write-off of leasehold
    improvements (2nd quarter 2003)        4,200

(3) Gain on sale of real property
    (2nd quarter 2004)                         -

(4) Gain on the sale of Merchant
    Card Portfolio (2nd quarter 2004)          -

(5) Tax Impact of items listed
    above (1)(2)(3)(4)                     1,766

(6) Reduction in income tax due
    to IRS Audit wrap up (2nd
    quarter 2003)                         (2,652)

(7) Adjustment to CA state income
    tax (3rd quarter 2004)                     -

                                       -------------------------------
Net Operating Earnings                $  429,621
                                       ===============================




                                        For the Nine Months Ended
                                     ---------------------------------
                                           September 30, 2004
                                     ---------------------------------
                                              Non-recurring
(Amounts in thousands, except        Reported     Items     Operating
 per share data)
-------------------------------     ----------- ---------- -----------

Net Interest Income                 $1,214,986  $       -  $1,214,986
   (Reversal of) provision for
    credit losses                      (25,000)         -     (25,000)
                                     ----------  ---------  ----------
    Net interest income after
     (reversal of) provision for
     credit losses                   1,239,986          -   1,239,986
                                     ----------  ---------  ----------

Noninterest Income
   Securities gains, net (1)             1,612          -       1,612
   Other (3) (4)                       167,976   (101,535)     66,441
   All other (no adjustments)          588,581          -     588,581
                                     ----------  ---------  ----------
    Total noninterest income           758,169   (101,535)    656,634
                                     ----------  ---------  ----------

Noninterest Expense
   Net occupancy (2)                    96,961          -      96,961
   All other (no adjustments)        1,024,938          -   1,024,938
                                     ----------  ---------  ----------
    Total noninterest expense        1,121,899          -   1,121,899
                                     ----------  ---------  ----------

   Income/Operating earnings
    before income taxes                876,256   (101,535)    774,721
   Taxable-equivalent adjustment         2,617          -       2,617
   Income tax expense (5) (6) (7)      321,617    (46,867)    274,750
                                     ----------- --------- -----------
Net Income/Operating Earnings       $  552,022  $ (54,668) $  497,354
                                     ==========  =========  ==========

Net income/Operating earnings
 per common share - basic           $     3.74  $   (0.37) $     3.37
                                     ==========  =========  ==========
Net income/Operating earnings
 per common share - diluted         $     3.68  $   (0.36) $     3.32
                                     ==========  =========  ==========
Weighted average common shares
 outstanding - basic                    147,548               147,548
                                      ==========            ==========
Weighted average common shares
 outstanding - diluted                  150,027               150,027
                                      ==========            ==========




Reported Net Income                  $  552,022
                                     ---------------------------------

Non-recurring Items

(1) Gain on the early call of a
    Mexican Brady bond (2nd quarter
    2003)                                     -

(2) Write-off of leasehold
    improvements (2nd quarter 2003)           -

(3) Gain on sale of real
    property (2nd quarter 2004)          (8,535)

(4) Gain on the sale of Merchant
    Card Portfolio (2nd quarter 2004)   (93,000)

(5) Tax Impact of items listed
    above (1)(2)(3)(4)                   39,024

(6) Reduction in income tax due
    to IRS Audit wrap up (2nd
    quarter 2003)                             -

(7) Adjustment to CA state income
    tax (3rd quarter 2004)                7,843

                                     ---------------------------------
Net Operating Earnings               $  497,354
                                     =================================


                               Exhibit 7

               UnionBanCal Corporation and Subsidiaries
                      Consolidated Balance Sheets


                               (Unaudited)                (Unaudited)
                              September 30, December 31, September 30,
(Dollars in thousands)             2003         2003         2004
-----------------------------   -----------  -----------  -----------
Assets
Cash and due from banks         $ 2,619,580  $ 2,494,127  $ 2,229,306
Interest bearing deposits
 in banks                           341,230      235,158      544,520
Federal funds sold and
 securities purchased under
 resale agreements                1,325,470      769,720    1,045,275
                                 -----------  -----------  -----------
    Total cash and cash
     equivalents                  4,286,280    3,499,005    3,819,101
Trading account assets              320,199      252,929      264,799
Securities available for sale:
   Securities pledged as
    collateral                       68,440      106,560      124,896
   Held in portfolio              9,930,281   10,660,332   11,868,627
Loans (net of allowance for
 credit losses: September 30,
 2003, $550,550; December 31,
 2003, $532,970; September 30,
 2004, $482,762)                 25,496,826   25,411,658   28,142,324
Due from customers on
 acceptances                         52,816       71,078       64,752
Premises and equipment, net         506,321      509,734      501,962
Intangible assets                    49,288       49,592       60,977
Goodwill                            215,903      226,556      320,835
Other assets                      1,676,391    1,711,023    1,822,332
                                 -----------  -----------  -----------
    Total assets                $42,602,745  $42,498,467  $46,990,605
                                 ===========  ===========  ===========

Liabilities
Domestic deposits:
   Noninterest bearing          $16,854,483  $16,668,773  $19,021,245
   Interest bearing              17,320,728   17,146,858   17,919,160
Foreign deposits:
   Noninterest bearing              556,687      619,249      719,792
   Interest bearing               1,225,907    1,097,403    1,682,032
                                 -----------  -----------  -----------
    Total deposits               35,957,805   35,532,283   39,342,229
Federal funds purchased and
 securities sold under
 repurchase agreements              284,764      280,968      648,864
Commercial paper                    678,903      542,270      615,816
Other borrowed funds                240,803      212,088      150,503
Acceptances outstanding              52,816       71,078       64,752
Other liabilities                   939,549      934,916    1,205,918
Medium and long-term debt           417,369      820,488      820,460
Junior subordinated debt
 payable to subsidiary
 grantor trust                            -      363,940       15,904
UnionBanCal Corporation -
 obligated mandatorily
 redeemable preferred
 securities of subsidiary
 grantor trust                      356,629            -            -
                                 -----------  -----------  -----------
    Total liabilities            38,928,638   38,758,031   42,864,446
                                 -----------  -----------  -----------

Commitments and contingencies

Stockholders' Equity
Preferred stock:
   Authorized 5,000,000
    shares, no shares issued
    or outstanding as of
    September 30, 2003,
    December 31, 2003, and
    September 30, 2004                    -            -            -
Common stock, par value $1
 per share at September 30,
 2003, December 31, 2003 and
 September 30, 2004 (1):
   Authorized 300,000,000
   shares, issued 145,105,566
   shares as of September 30,
   2003, 146,000,156 shares as
   of December 31, 2003, and
   149,529,292 shares as of
   September 30, 2004               145,106      146,000      149,529
Additional paid-in capital          520,876      555,156      728,791
Treasury stock - 242,000
 shares as of December 31,
 2003 and 2,365,900
 shares as of September 30, 2004          -      (12,846)    (131,464)
Retained earnings                 2,893,240    2,999,884    3,400,117
Accumulated other
 comprehensive income (loss)        114,885       52,242      (20,814)
                                 -----------  -----------  -----------
    Total stockholders' equity    3,674,107    3,740,436    4,126,159
                                 -----------  -----------  -----------
    Total liabilities and
     stockholders' equity       $42,602,745  $42,498,467  $46,990,605
                                 ===========  ===========  ===========


(1) On September 30, 2003, UnionBanCal Corporation changed its state of incorporation from California to Delaware, establishing a par value of $1 per share of common stock.


                               Exhibit 8

                UnionBanCal Corporation and Subsidiaries
                           Loans (Unaudited)

                                                Percent Change to
                                               September 30,  2004
                          Three Months Ended          from
                      -------------------------- ----------------
                      September  June  September  September   June
                         30,      30,      30,       30,       30,
(Dollars in millions)   2003     2004     2004      2003      2004
---------------------  -------  -------  -------  --------   -------

Loans (period average)
 Commercial, financial
  and industrial       $ 9,600  $ 9,107  $ 9,408    (2.00%)     3.31%
 Construction            1,172    1,060    1,080    (7.85%)     1.89%
 Mortgage - Commercial   4,239    4,333    4,301      1.46%   (0.74%)
 Mortgage - Residential  7,123    7,730    8,550     20.03%    10.61%
 Consumer                2,028    2,117    2,221      9.52%     4.91%
 Lease financing           684      617      607   (11.26%)   (1.62%)
 Loans originated in
  foreign branches       1,473    1,871    1,977     34.22%     5.67%
                       -------  -------  -------

    Total loans held
     to maturity       $26,319  $26,835  $28,144      6.93%     4.88%
    Total loans
     held for sale          13        4        3   (76.92%)  (25.00%)
                       -------  -------  -------

     Total loans       $26,332  $26,839  $28,147      6.89%     4.87%
                       =======  =======  =======

Nonperforming assets
 (period end)
 Nonaccrual loans:
  Commercial,
   financial
   and industrial      $   244  $   111  $    92   (62.30%)  (17.12%)
  Construction               1        5        6    500.00%    20.00%
  Mortgage -
   Commercial               43       23       28   (34.88%)    21.74%
  Lease                     52       37       54      3.85%    45.95%
  Foreign                    1        2        -  (100.00%) (100.00%)
                       -------  -------  -------

       Total nonaccrual
        loans              341      178      180   (47.21%)     1.12%
 Foreclosed assets           3        6       11    266.67%    83.33%
                       -------  -------  -------

       Total non-
        performing
        assets         $   344  $   184  $   191   (44.48%)     3.80%
                       =======  =======  =======

 Loans 90 days or more
  past due and still
  accruing             $    26  $    10  $     9   (65.38%)  (10.00%)
                       =======  =======  =======

Analysis of Allowance
 for Credit Losses
   Beginning balance   $   558  $   521  $   501

   (Reversal of)
    provision for
    credit losses           20      (10)     (10)
   Foreign translation
    adjustment and
    other net additions
    (deductions)(1)         11        -        -

   Loans charged off:
    Commercial, financial
     and industrial        (41)     (21)     (15)
    Real estate             (7)       -        -
    Consumer                (2)      (1)      (2)
    Lease financing         (1)      (2)       -
    Loans originated in
     foreign branches       (2)       -        -
                       -------  -------  -------
     Total loans
      charged off          (53)     (24)     (17)
                       -------  -------  -------

   Loans recovered:
    Commercial,
     financial and
     industrial             14       12        8
    Mortgage -
     Commercial              -        2        -
    Consumer                 1        -        1
                       -------  -------  -------
     Total loans
      recovered             15       14        9
                       -------  -------  -------
           Net loans
            charged-off    (38)     (10)      (8)
                       -------  -------  -------

   Ending balance      $   551  $   501  $   483
                       =======  =======  =======


-------------------------


(1) Includes a transfer of $10.3 million related to the Monterey Bay Bank acquisition in the third quarter of 2003.

nm = not meaningful


                               Exhibit 9

               UnionBanCal Corporation and Subsidiaries
                    Net Interest Income (Unaudited)

                                         For the Three Months Ended
                                       -------------------------------
                                            September 30, 2003
                                       -----------------------------
                                                     Interest  Average
                                         Average     Income/   Yield/
(Dollars in thousands)                   Balance     Expense  Rate (1)
                                                        (1)      (2)
-------------------------------        ------------ ------------------
Assets
Loans: (3)
   Domestic                            $24,858,766  $342,629   5.48 %
   Foreign (4)                           1,473,220     7,581   2.04
Securities - taxable                     9,928,708    92,553   3.73
Securities - tax-exempt                     40,592     1,015  10.00
Interest bearing deposits in banks         246,897       922   1.48
Federal funds sold and securities
   purchased under resale agreements       980,271     2,532   1.02
Trading account assets                     327,415       909   1.10
                                       ------------ ---------
    Total earning assets                37,855,869   448,141   4.71
                                                    ---------
Allowance for credit losses               (570,773)
Cash and due from banks                  2,324,389
Premises and equipment, net                510,205
Other assets                             1,793,825
                                       ------------
    Total assets                       $41,913,515
                                       ============
Liabilities
Domestic deposits:
   Interest bearing                    $10,952,652    16,586   0.60
   Savings and consumer time             4,116,669     9,990   0.96
   Large time                            2,303,754     8,408   1.45
Foreign deposits (4)                     1,200,668     1,991   0.66
                                       ------------ ---------
    Total interest bearing deposits     18,573,743    36,975   0.79
                                       ------------ ---------
Federal funds purchased and securities
   sold under repurchase agreements        393,772       689   0.69
Commercial paper                           781,552     1,723   0.87
Other borrowed funds                       262,512     1,673   2.53
Medium and long-term debt                  399,761     1,738   1.73
Preferred securities and trust notes(5)    351,575     3,607   4.10
                                       ------------ ---------
    Total borrowed funds                 2,189,172     9,430   1.71
                                       ------------ ---------
    Total interest bearing liabilities  20,762,915    46,405   0.89
                                                    ---------
Noninterest bearing deposits            16,329,221
Other liabilities                          986,545
                                       ------------
    Total liabilities                   38,078,681
Stockholders' Equity
Common equity                            3,834,834
                                       ------------
    Total stockholders' equity           3,834,834
                                       ------------
    Total liabilities and
     stockholders' equity              $41,913,515
                                       ============
Net interest income/margin
    (taxable-equivalent basis)                       401,736   4.22  %
Less: taxable-equivalent adjustment                      647
                                                    ---------
    Net interest income                             $401,089
                                                    =========



                                          For the Three Months Ended
                                       -------------------------------
                                             June 30, 2004
                                       -----------------------------
                                                     Interest  Average
                                         Average     Income/   Yield/
(Dollars in thousands)                   Balance     Expense  Rate (1)
                                                        (1)      (2)
---------------------------------      ------------ ------------------
Assets
Loans: (3)
   Domestic                            $24,967,825  $319,829   5.14 %
   Foreign (4)                           1,870,797     8,818   1.90
Securities - taxable                    11,696,096   107,146   3.66
Securities - tax-exempt                     69,654     1,424   8.18
Interest bearing deposits in banks         280,892     1,121   1.61
Federal funds sold and securities
   purchased under resale agreements     1,143,901     2,928   1.03
Trading account assets                     321,851       883   1.10
                                       ------------ ---------
    Total earning assets                40,351,016   442,149   4.40
                                                    ---------
Allowance for credit losses               (525,435)
Cash and due from banks                  2,233,586
Premises and equipment, net                514,122
Other assets                             2,038,062
                                       ------------
    Total assets                       $44,611,351
                                       ============
Liabilities
Domestic deposits:
   Interest bearing                    $11,498,339    16,198   0.57
   Savings and consumer time             4,225,435     8,540   0.81
   Large time                            2,298,403     7,385   1.29
Foreign deposits (4)                     1,476,450     2,761   0.75
                                       ------------ ---------
    Total interest bearing deposits     19,498,627    34,884   0.72
                                       ------------ ---------
Federal funds purchased and securities
   sold under repurchase agreements        344,416       552   0.64
Commercial paper                           517,333     1,051   0.82
Other borrowed funds                       176,449     1,178   2.69
Medium and long-term debt                  819,595     3,693   1.81
Preferred securities and trust notes (5)    16,119       130   3.23
                                       ------------ ---------
    Total borrowed funds                 1,873,912     6,604   1.42
                                       ------------ ---------
    Total interest bearing liabilities  21,372,539    41,488   0.78
                                                    ---------
Noninterest bearing deposits            18,311,421
Other liabilities                          993,603
                                       ------------
    Total liabilities                   40,677,563
Stockholders' Equity
Common equity                            3,933,788
                                       ------------
    Total stockholders' equity           3,933,788
                                       ------------
    Total liabilities and stockholders'
        equity                         $44,611,351
                                       ============
Net interest income/margin
    (taxable-equivalent basis)                       400,661   3.98  %
Less: taxable-equivalent adjustment                      803
                                                    ---------
    Net interest income                             $399,858
                                                    =========



                                         For the Three Months Ended
                                       ------------------------------
                                              September 30, 2004
                                       ------------------------------
                                                     Interest  Average
                                         Average     Income/   Yield/
(Dollars in thousands)                   Balance     Expense  Rate (1)
                                                        (1)      (2)
-----------------------------------    ------------ ------------------
Assets
Loans: (3)
   Domestic                            $26,169,937  $340,401    5.18 %
   Foreign (4)                           1,977,356    10,588    2.13
Securities - taxable                    11,912,985   105,256    3.53
Securities - tax-exempt                     68,884     1,416    8.22
Interest bearing deposits in banks         568,071     2,744    1.92
Federal funds sold and securities
   purchased under resale agreements       431,138     1,616    1.49
Trading account assets                     299,238     1,250    1.66
                                       ------------ ---------
    Total earning assets                41,427,609   463,271    4.46
                                                    ---------
Allowance for credit losses               (501,259)
Cash and due from banks                  2,229,980
Premises and equipment, net                504,348
Other assets                             2,052,602
                                       ------------
    Total assets                       $45,713,280
                                       ============
Liabilities
Domestic deposits:
   Interest bearing                    $11,807,430    18,603    0.63
   Savings and consumer time             4,383,745     9,029    0.82
   Large time                            1,986,815     7,244    1.45
Foreign deposits (4)                     1,729,290     5,007    1.15
                                       ------------ ---------
    Total interest bearing deposits     19,907,280    39,883    0.80
                                       ------------ ---------
Federal funds purchased and securities
   sold under repurchase agreements        867,988     2,861    1.31
Commercial paper                           639,345     1,697    1.06
Other borrowed funds                       161,504     1,117    2.75
Medium and long-term debt                  792,083     4,369    2.19
Preferred securities and trust notes
 (5)                                        15,959       242    6.07
                                       ------------ ---------
    Total borrowed funds                 2,476,879    10,286    1.65
                                       ------------ ---------
    Total interest bearing liabilities  22,384,159    50,169    0.89
                                                    ---------
Noninterest bearing deposits            18,207,030
Other liabilities                        1,054,138
                                       ------------
    Total liabilities                   41,645,327
Stockholders' Equity
Common equity                            4,067,953
                                       ------------
    Total stockholders' equity           4,067,953
                                       ------------
    Total liabilities and stockholders'
        equity                         $45,713,280
                                       ============
Net interest income/margin
    (taxable-equivalent basis)                       413,102    3.98 %
Less: taxable-equivalent adjustment                    1,012
                                                    ---------
    Net interest income                             $412,090
                                                    =========

-------------------------------------
(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2 )Annualized
(3) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.
(4) Foreign loans and deposits are those loans and deposits originated in foreign branches.
(5) Include interest expense for both trust preferred securities and trust notes.


                              Exhibit 10

               UnionBanCal Corporation and Subsidiaries
                    Net Interest Income (Unaudited)


                                       For the Nine Months Ended
                                    ----------------------------------
                                           September 30, 2003
                                    --------------------------------
                                                  Interest    Average
                                      Average      Income/    Yield/
(Dollars in thousands)                Balance    Expense (1) Rate (1)
                                                                (2)
--------------------------------    ------------ ----------- ---------
Assets
Loans: (3)
   Domestic                         $24,986,259  $1,043,906    5.58 %
   Foreign (4)                        1,536,428      24,742    2.15
Securities - taxable                  8,220,231     249,073    4.04
Securities - tax-exempt                  41,168       3,045    9.86
Interest bearing deposits in
 banks                                  223,937       3,014    1.80
Federal funds sold and
 securities purchased under resale
 agreements                             932,496       8,210    1.18
Trading account assets                  322,952       2,847    1.18
                                    ------------ -----------
    Total earning assets             36,263,471   1,334,837    4.92
                                                 -----------
Allowance for credit losses            (586,418)
Cash and due from banks               2,173,775
Premises and equipment, net             508,859
Other assets                          1,666,062
                                    ------------
    Total assets                    $40,025,749
                                    ============
Liabilities
Domestic deposits:
   Interest bearing                 $10,087,830      54,194    0.72
   Savings and consumer time          3,937,051      33,583    1.14
   Large time                         2,416,606      28,995    1.60
Foreign deposits (4)                  1,269,010       8,008    0.84
                                    ------------ -----------
    Total interest bearing
     deposits                        17,710,497     124,780    0.94
                                    ------------ -----------
Federal funds purchased and
 securities sold under repurchase
 agreements                             414,446       2,763    0.89
Commercial paper                        899,456       7,397    1.10
Other borrowed funds                    191,480       3,983    2.78
Medium and long-term debt               399,745       5,422    1.81
Preferred securities and trust
 notes (5)                              351,594      10,930    4.15
                                    ------------ -----------
   Total borrowed funds               2,256,721      30,495    1.80
                                    ------------ -----------
   Total interest bearing
    liabilities                      19,967,218     155,275    1.04
                                                 -----------
Noninterest bearing deposits         15,159,687
Other liabilities                     1,022,854
                                    ------------
   Total liabilities                 36,149,759
Stockholders' Equity
Common equity                         3,875,990
                                    ------------
   Total stockholders' equity         3,875,990
                                    ------------
   Total liabilities and
    stockholders' equity            $40,025,749
                                    ============
Net interest income/margin
    (taxable-equivalent basis)                    1,179,562    4.35 %
Less: taxable-equivalent adjustment                   1,916
                                                 -----------
    Net interest income                          $1,177,646
                                                 ===========



                                       For the Nine Months Ended
                                     --------------------------------
                                            September 30, 2004
                                     --------------------------------
                                                   Interest    Average
                                       Average      Income/    Yield/
(Dollars in thousands)                 Balance    Expense (1) Rate (1)
                                                                 (2)
---------------------------------    ------------ ----------- --------
Assets
Loans: (3)
   Domestic                          $25,226,482    $988,164    5.23 %
   Foreign (4)                         1,819,780      27,083    1.99
Securities - taxable                  11,669,470     317,395    3.63
Securities - tax-exempt                   68,120       4,175    8.17
Interest bearing deposits in banks       353,060       4,773    1.81
Federal funds sold and securities
   purchased under resale agreements     786,045       6,503    1.11
Trading account assets                   299,381       2,728    1.22
                                     ------------ -----------
    Total earning assets              40,222,338   1,350,821    4.49
                                                  -----------
Allowance for credit losses             (520,219)
Cash and due from banks                2,246,479
Premises and equipment, net              512,780
Other assets                           2,001,805
                                     ------------
    Total assets                     $44,463,183
                                     ============
Liabilities
Domestic deposits:
   Interest bearing                  $11,566,270      51,357    0.59
   Savings and consumer time           4,249,118      26,288    0.83
   Large time                          2,238,352      22,964    1.37
Foreign deposits (4)                   1,478,573       9,900    0.89
                                     ------------ -----------
    Total interest bearing deposits   19,532,313     110,509    0.76
                                     ------------ -----------
Federal funds purchased and
 securities sold under repurchase
 agreements                              537,169       4,094    1.02
Commercial paper                         566,776       3,883    0.92
Other borrowed funds                     175,211       3,595    2.74
Medium and long-term debt                805,863      11,201    1.86
Preferred securities and trust
 notes (5)                                78,139       2,553    4.36
                                     ------------ -----------
   Total borrowed funds                2,163,158      25,326    1.56
                                     ------------ -----------
   Total interest bearing
    liabilities                       21,695,471     135,835    0.84
                                                  -----------
Noninterest bearing deposits          17,758,663
Other liabilities                      1,024,855
                                     ------------
   Total liabilities                  40,478,989
Stockholders' Equity
Common equity                          3,984,194
                                     ------------
   Total stockholders' equity          3,984,194
                                     ------------
   Total liabilities and
    stockholders' equity             $44,463,183
                                     ============
Net interest income/margin
    (taxable-equivalent basis)                     1,214,986    4.03 %
Less: taxable-equivalent adjustment                    2,617
                                                  -----------
    Net interest income                           $1,212,369
                                                  ===========

--------------------------------

(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2) Annualized
(3) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.
(4) Foreign loans and deposits are those loans and deposits originated in foreign branches.
(5) Include interest expense for both trust preferred securities and trust notes.


                            Exhibit 11

               UnionBanCal Corporation and Subsidiaries

         On a Reported Earnings Basis (reference to exhibit 3)
         -----------------------------------------------------

                    Noninterest Income (Unaudited)


                                       For the Three Months Ended
                                     -------------------------------
                                      Sept. 30,  June 30,   Sept. 30,
 (Dollars in thousands)                 2003       2004       2004
 -------------------------------     ---------  ---------  ---------
 Service charges on deposit accounts  $81,832    $90,031    $87,555
 Trust and investment management fees  35,429     36,788     39,089
 International commissions and fees    17,380     18,102     18,906
 Insurance commissions                 15,814     18,652     17,463
 Merchant banking  fees                 9,312      7,714     11,682
 Foreign exchange gains, net            7,574      8,294      8,548
 Brokerage commissions and fees         7,549      8,023      8,527
 Card processing fees, net             10,335     15,456      4,653
 Securities gains (losses), net        (2,618)        (4)        (6)
 Gain on sale of Merchant Card
  Portfolio                                 -     93,000          -
 Other                                 18,863     34,954     19,537
                                     ---------  ---------  ---------
  Total noninterest income           $201,470   $331,010   $215,954

                                     =========  =========  =========


                                          Percentage Change to
                                        September 30 , 2004 from
                                    ---------------------------------
                                      September 30,        June 30,
 (Dollars in thousands)                   2003              2004
 ---------------------------------  ---------------    --------------
 Service charges on deposit accounts          6.99    %        (2.75)%
 Trust and investment management fees        10.33              6.25
 International commissions and fees           8.78              4.44
 Insurance commissions                       10.43             (6.37)
 Merchant banking  fees                      25.45             51.44
 Foreign exchange gains, net                 12.86              3.06
 Brokerage commissions and fees              12.96              6.28
 Card processing fees, net                  (54.98)           (69.90)
 Securities gains (losses), net               nm                 nm
 Gain on sale of Merchant Card Portfolio      0.00           (100.00)
 Other                                        3.57            (44.11)
  Total noninterest income                    7.19    %       (34.76)%



                    Noninterest Expense (Unaudited)


                                       For the Three Months Ended
                                     -------------------------------
                                      Sept. 30,  June 30,   Sept. 30,
 (Dollars in thousands)                 2003       2004       2004
 -------------------------------     ---------  ---------  ---------
 Salaries and other compensation     $169,705   $174,894   $181,497
 Employee benefits                     35,597     42,703     35,270
                                     ---------  ---------  ---------
  Salaries and employee benefits      205,302    217,597    216,767
 Net occupancy                         31,342     32,173     33,206
 Equipment                             15,680     16,883     16,289
 Software                              11,996     12,908     13,560
 Communications                        12,661     13,035     12,850
 Professional services                 12,676     10,290     12,375
 Data processing                        7,659      7,659      8,364
 Advertising and public relations       9,227     10,814      7,954
 Intangible asset amortization          2,587      4,485      5,077
 Foreclosed asset expense (income)        (79)        17        (10)
 Other                                 39,810     50,541     45,959
                                     ---------  ---------  ---------
  Total noninterest expense          $348,861   $376,402   $372,391
                                     =========  =========  =========


                                          Percentage Change to
                                        September 30 , 2004 from
                                    ---------------------------------
                                     September 30,        June 30,
 (Dollars in thousands)                   2003              2004
 ---------------------------------  ---------------    --------------
 Salaries and other compensation              6.95    %         3.78 %
 Employee benefits                           (0.92)           (17.41)
  Salaries and employee benefits              5.58             (0.38)
 Net occupancy                                5.95              3.21
 Equipment                                    3.88             (3.52)
 Software                                    13.04              5.05
 Communications                               1.49             (1.42)
 Professional services                       (2.37)            20.26
 Data processing                              9.20              9.20
 Advertising and public relations           (13.80)           (26.45)
 Intangible asset amortization               96.25             13.20
 Foreclosed asset expense (income)             nm                 nm
 Other                                       15.45             (9.07)
  Total noninterest expense                   6.74    %        (1.07)%

---------------------------------
  nm = not meaningful


                              Exhibit 12

               UnionBanCal Corporation and Subsidiaries

      On an Operating Earnings Basis (reference to exhibit 4) (1)
      -----------------------------------------------------------


                    Noninterest Income (Unaudited)


                                         For the Three Months Ended
                                        -----------------------------
                                        September  June 30,  September
                                           30,                  30,
 (Dollars in thousands)                   2003      2004       2004
 ----------------------------------      --------  --------  --------
 Service charges on deposit accounts    $ 81,832  $ 90,031  $ 87,555
 Trust and investment management fees     35,429    36,788    39,089
 International commissions and fees       17,380    18,102    18,906
 Insurance commissions                    15,814    18,652    17,463
 Merchant banking fees                     9,312     7,714    11,682
 Foreign exchange gains, net               7,574     8,294     8,548
 Brokerage commissions and fees            7,549     8,023     8,527
 Card processing fees, net                10,335    15,456     4,653
 Securities gains (losses), net           (2,618)       (4)       (6)
 Other                                    18,863    26,419    19,537
                                         --------  --------  --------
  Total noninterest income              $201,470  $229,475  $215,954
                                         ========  ========  ========


                                                    Percentage Change
                                                           to
                                                    September 30, 2004
                                                          from
                                                   ------------------
                                                   September   June
                                                      30,       30,
 (Dollars in thousands)                              2003      2004
 ---------------------------------------           ---------  -------
 Service charges on deposit accounts                   6.99 %  (2.75)%
 Trust and investment management fees                 10.33     6.25
 International commissions and fees                    8.78     4.44
 Insurance commissions                                10.43    (6.37)
 Merchant banking fees                                25.45    51.44
 Foreign exchange gains, net                          12.86     3.06
 Brokerage commissions and fees                       12.96     6.28
 Card processing fees, net                           (54.98)  (69.90)
 Securities gains (losses), net                        nm        nm
 Other                                                 3.57   (26.05)
  Total noninterest income                             7.19 %  (5.89)%



                    Noninterest Expense (Unaudited)


                                         For the Three Months Ended
                                        -----------------------------
                                        September  June 30,  September
                                           30,                  30,
 (Dollars in thousands)                   2003      2004       2004
 ------------------------------          --------  --------  --------
 Salaries and other compensation        $169,705  $174,894  $181,497
 Employee benefits                        35,597    42,703    35,270
                                         --------  --------  --------
    Salaries and employee benefits       205,302   217,597   216,767
 Net occupancy                            31,342    32,173    33,206
 Equipment                                15,680    16,883    16,289
 Software                                 11,996    12,908    13,560
 Communications                           12,661    13,035    12,850
 Professional services                    12,676    10,290    12,375
 Data processing                           7,659     7,659     8,364
 Advertising and public relations          9,227    10,814     7,954
 Intangible asset amortization             2,587     4,485     5,077
 Foreclosed asset expense (income)           (79)       17       (10)
 Other                                    39,810    50,541    45,959
                                         --------  --------  --------
    Total noninterest expense           $348,861  $376,402  $372,391
                                         ========  ========  ========


                                                    Percentage Change
                                                           to
                                                    September 30, 2004
                                                          from
                                                   ------------------
                                                   September   June
                                                      30,       30,
 (Dollars in thousands)                              2003      2004
 -------------------------------------             ---------  -------
 Salaries and other compensation                       6.95 %   3.78 %
 Employee benefits                                    (0.92)  (17.41)
    Salaries and employee benefits                     5.58    (0.38)
 Net occupancy                                         5.95     3.21
 Equipment                                             3.88    (3.52)
 Software                                             13.04     5.05
 Communications                                        1.49    (1.42)
 Professional services                                (2.37)   20.26
 Data processing                                       9.20     9.20
 Advertising and public relations                    (13.80)  (26.45)
 Intangible asset amortization                        96.25    13.20
 Foreclosed asset expense (income)                   (87.34)    nm
 Other                                                15.45    (9.07)
    Total noninterest expense                          6.74 %  (1.07)%

---------------------
  nm = not meaningful

 (1) See exhibit 5 for reconciliation of 'reported earnings' to 'operating earnings'.


                              Exhibit 13

               UnionBanCal Corporation and Subsidiaries

         On a Reported Earnings Basis (reference to exhibit 3)
         -----------------------------------------------------


                    Noninterest Income (Unaudited)

                                                           Percentage
                                                           Change to
                                                           Sept. 30,
                                                             2004
                                For the Nine Months Ended    from
                                -------------------------   ----------
                                  September   September     September
                                     30,         30,           30,
 (Dollars in thousands)             2003        2004          2003
 --------------------------------  ----------  ----------   ---------
 Service charges on deposit
  accounts                        $  232,061  $  258,682       11.47 %
 Trust and investment management
  fees                               101,245     111,699       10.33
 Insurance commissions                45,056      57,850       28.40
 International commissions and
  fees                                49,581      54,553       10.03
 Card processing fees, net            29,357      28,901       (1.55)
 Merchant banking fees                21,521      26,863       24.82
 Foreign exchange gains, net          21,466      25,186       17.33
 Brokerage commissions and fees       24,614      24,847        0.95
 Securities gains (losses), net        7,042       1,612      (77.11)
 Gain on sale of Merchant Card
  Portfolio                                -      93,000         nm
 Other                                58,469      74,976       28.23
                                   ----------  ----------
     Total noninterest income     $  590,412  $  758,169       28.41 %
                                   ==========  ==========



                    Noninterest Expense (Unaudited)

                                                            Percentage
                                                            Change to
                                                            Sept. 30,
                                                              2004
                                For the Nine Months Ended     from
                                -------------------------   ----------
                                  September   September     September
                                     30,         30,           30,
 (Dollars in thousands)             2003        2004          2003
 --------------------------------  ----------  ----------   ---------
 Salaries and other compensation  $  484,333  $  526,821        8.77 %
 Employee benefits                   118,005     126,966        7.59
                                   ----------  ----------
     Salaries and employee
      benefits                       602,338     653,787        8.54
 Net occupancy                        91,844      96,961        5.57
 Equipment                            48,705      50,443        3.57
 Software                             34,921      39,463       13.01
 Communications                       39,859      39,295       (1.42)
 Professional services                38,256      33,968      (11.21)
 Advertising and public relations     28,587      27,495       (3.82)
 Data processing                      23,887      23,648       (1.00)
 Intangible asset amortization         8,291      13,783       66.24
 Foreclosed asset expense (income)       (28)        526          nm
 Other                               125,805     142,530       13.29
                                   ----------  ----------
     Total noninterest expense    $1,042,465  $1,121,899        7.62 %
                                   ==========  ==========

 --------------------
  nm = not meaningful


                              Exhibit 14

               UnionBanCal Corporation and Subsidiaries

      On an Operating Earnings Basis (reference to exhibit 4) (1)
      -----------------------------------------------------------


                    Noninterest Income (Unaudited)

                                                            Percentage
                                                            Change to
                                                            Sept. 30,
                                                              2004
                                For the Nine Months Ended     from
                                -------------------------   ----------
                                  September   September     September
                                     30,         30,           30,
 (Dollars in thousands)             2003        2004          2003
 --------------------------------  ----------  ----------   ---------
 Service charges on deposit
  accounts                        $  232,061  $  258,682       11.47 %
 Trust and investment management
  fees                               101,245     111,699       10.33
 Insurance commissions                45,056      57,850       28.40
 International commissions and
  fees                                49,581      54,553       10.03
 Card processing fees, net            29,357      28,901       (1.55)
 Merchant banking fees                21,521      26,863       24.82
 Foreign exchange gains, net          21,466      25,186       17.33
 Brokerage commissions and fees       24,614      24,847        0.95
 Securities gains (losses), net       (1,971)      1,612         nm
 Other                                58,469      66,441       13.63
                                   ----------  ----------
     Total noninterest income     $  581,399  $  656,634       12.94 %
                                   ==========  ==========



                    Noninterest Expense (Unaudited)
                                                            Percentage
                                                            Change to
                                                            Sept. 30,
                                                              2004
                                For the Nine Months Ended     from
                                -------------------------   ----------
                                  September   September     September
                                     30,         30,           30,
 (Dollars in thousands)             2003        2004          2003
 --------------------------------  ----------  ----------   ---------
 Salaries and other compensation  $  484,333  $  526,821        8.77 %
 Employee benefits                   118,005     126,966        7.59
                                   ----------  ----------
     Salaries and employee
      benefits                       602,338     653,787        8.54
 Net occupancy                        87,644      96,961       10.63
 Equipment                            48,705      50,443        3.57
 Software                             34,921      39,463       13.01
 Communications                       39,859      39,295       (1.42)
 Professional services                38,256      33,968      (11.21)
 Advertising and public relations     28,587      27,495       (3.82)
 Data processing                      23,887      23,648       (1.00)
 Intangible asset amortization         8,291      13,783       66.24
 Foreclosed asset expense (income)       (28)        526         nm
 Other                               125,805     142,530       13.29
                                   ----------  ----------
     Total noninterest expense    $1,038,265  $1,121,899        8.06 %
                                   ==========  ==========

 --------------------
  nm = not meaningful

  (1) See exhibit 6 for reconciliation of 'reported earnings' to 'operating earnings'.


    CONTACT: UnionBanCal Corporation
             John A. Rice, Jr., 415-765-2998 (Investor Relations)
             Stephen L. Johnson, 415-765-3252 (Public Relations)
             Michelle R. Crandall, 415-765-2780 (Investor Relations)